UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2018

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:  (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 17, 2018, at the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) of Liberty Property Trust (the “Trust”), the shareholders of the Trust voted on (1) the election of nine trustees to hold office until 2019, (2) an advisory vote to approve the compensation of the Trust’s named executive officers, (3) an amendment to the Trust’s Amended and Restated Declaration of Trust to clarify the right of the Trust’s shareholders to amend the Trust’s bylaws and (4) the ratification of the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for 2018.  The voting results on these proposals were as follows:

Proposal 1.  Election of nine trustees to hold office until 2019.

Nominee	Votes For	Withheld	Broker Non-Votes
Thomas C. DeLoach, Jr.	110,947,225	7,928,803	6,605,163
Katherine Elizabeth Dietze	116,045,312	2,830,716	6,605,163
Antonio F. Fernandez	117,161,110	1,714,918	6,605,163
Daniel P. Garton	110,556,391	8,319,637	6,605,163
Robert G. Gifford	118,177,240	698,788	6,605,163
William P. Hankowsky	108,818,715	10,057,313	6,605,163
David L. Lingerfelt	111,672,225	7,203,803	6,605,163
Marguerite M. Nader	118,409,265	466,763	6,605,163
Fredric J. Tomczyk	117,132,653	1,743,375	6,605,163

Proposal 2.  Advisory vote to approve the compensation of the Trust’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,350,871	9,247,295	277,862	6,605,163

Proposal 3.  Approval of the amendment to the Trust’s Amended and Restated Declaration of Trust to clarify the right of the Trust’s shareholders to amend the Trust’s bylaws.

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,665,772	82,655	127,601	6,605,163

Proposal 4.  Approval of the proposal to ratify the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,414,224	4,983,310	83,657	0

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Trustees (the “Board”) of the Trust adopted an amendment to the Trust’s First Amended and Restated Bylaws (the “Bylaws”) in May 2017 to provide shareholders the power to alter, amend or repeal any provision of the Bylaws and to make new bylaw provisions. On May 17, 2018, the Board approved a new amendment to Article XIV of the Bylaws to revise the scope of the ability of the shareholders of the Trust to alter, amend or repeal the Bylaws or to make any new Bylaws by requiring the shareholders to obtain Board approval to alter, amend or repeal the indemnification provisions of Article XII of the Bylaws (“Article XII”) or the amendment provision set forth in Article XIV of the Bylaws (“Article XIV”) or adopt any new provision of the Bylaws inconsistent with Article XII or Article XIV. The foregoing description of the amendment to the Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, reference to the amendment to the Bylaws. The amended Bylaws are effective as of May 17, 2018 and are attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

3.1	Liberty Property Trust First Amended and Restated Bylaws, as amended on May 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ Herman C. Fala
Name: Herman C. Fala
Title: Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ Herman C. Fala
Name: Herman C. Fala
Title: Secretary and General Counsel

Dated: May 21, 2018